UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) FEBRUARY 9, 2006

                               WESCORP ENERGY INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-30095              33-0921967
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

                  8709 - 50 AVENUE, EDMONTON AB, CANADA T6E 5H4
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (780) 482-4200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 9, 2006, the registrant dismissed Williams & Webster, P.S. ("Williams") as its independent registered public accounting firm. Williams had audited the registrant's financial statements for the fiscal years ended December 31, 2004 and 2003. On February 9, 2006, the registrant engaged Dale Matheson Carr-Hilton LaBonte Chartered Accountants to serve as the company's independent registered public accountants for the fiscal year ending December 31, 2005. The audit committee of the registrant's board of directors approved both actions.

The audit report of Williams on the financial statements as of December 31, 2004 and for the two years then ended contained a separate paragraph stating: "As discussed in Note 2, the Company has incurred an accumulated deficit and negative working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the two most recent fiscal years and the subsequent interim period through February 9, 2006, there were no disagreements with Williams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Williams, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Williams to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 14, 2006, is filed as Exhibit 16.1 to this Form 8-K.

There were no other "reportable events" as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant's two most recent fiscal years and the subsequent interim period ending February 9, 2006.

During the registrant's two most recent fiscal years and through February 9, 2006, the date prior to the engagement of Dale Matheson Carr-Hilton LaBonte Chartered Accountants, neither the registrant nor anyone on its behalf consulted Dale Matheson Carr-Hilton LaBonte Chartered Accountants regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's consolidated financial statements.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                     DOCUMENT

   16.1          Letter from Williams & Webster, P.S.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESCORP ENERGY INC.


February 15, 2006                     By: /s/ DOUG BILES
                                         ---------------------------------------
                                            Doug Biles, President & CEO






















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